EXHIBIT 99.1

Holly Energy Partners, L.P. Matthew P. Clifton Chairman, CEO March 1, 2005 MLP Investor Conference Coalition of Publicly Traded Partnerships

Safe Harbor Disclosure Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation ("Holly") and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the successful closing of the pending Alon transaction, the future performance of the pipelines and terminals to be acquired from Alon, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's, Alon's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the outcome of Holly's litigation with Frontier Oil Corporation, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission and in the offering memorandum for the notes. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Investment Highlights Attractive, High Growth Markets Experienced Management Conservative Financial Policy Plus Financial Flexibility Efficient and Well- Maintained Assets Visible Growth Opportunities Strategic Relationship with Holly Corp Stable Cash Flows

Over 1,500 miles of product pipelines 11 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, (a joint venture with BP) HEP Assets (includes recently acquired Alon USA assets)

HEP's Acquisition of Alon USA Pipelines & Terminals HEP entered into an agreement to acquire: Four refined products pipelines Two refined products terminals A refined product tank farm facility These pipelines and terminals transport approximately 70% of the light refined products produced at Alon's 65,000 bpd capacity refinery in Big Spring, Texas Alon enters into a 15 year pipelines and terminals agreement with HEP Alon will agree to transport and terminal a minimum volume (Minimum Volume Commitment) in these acquired assets such that minimum revenues to HEP will equal $20.2 million in the first year This commitment was calculated based on 90% of Alon's recent usage of the pipelines and terminals and includes 5,000 bpd upgrade at Big Spring Refinery

Alon USA Pipelines and Terminals-Assets Being Acquired Four refined products pipelines Over 500 miles of refined product pipeline 2 refined products terminals located in Abilene & Wichita Falls, TX A refined product tank farm located at Orla, TX Assets distribute approximately 70% of Alon's light refined products Third Party Refinery HEP Pipeline Holly Corp Refinery/HEP Truck Rack Third Party Pipeline Alon USA Terminal Holly Terminal Terminals to be Acquired from Alon Pipelines from Alon acquisition

High Quality Assets HEP Assets: 67% of pipeline miles constructed since 1981 on Holly contributed pipelines All of the major segments have been internally inspected and hydrostatically tested and are DOT compliant Commenced inline inspections programs in 1988 Risk analysis completed on operational & mechanical integrity-URS-PPI In compliance with API 653 tank inspections All acquired Alon assets to be inspected in 2005 (that haven't already been inspected) Alon is required to repair or indemnify HEP for any mechanical defects in certain pipelines that are discovered within one year after closing

Existing Products Pipelines 440 miles of owned pipeline and 340 miles of leased pipeline System delivers product to important New Mexico and Arizona markets 99% of Navajo refined products transported by HEP's pipelines Artesia to El Paso P/L System 2 HEP owned P/Ls transporting product from Artesia, NM to El Paso, TX Alon Leases - Long-term leases from Orla, TX to El Paso, TX expiring from 2008-2012 North Products P/L-MAPCO P/L transporting product from Artesia, NM to Moriarty/Bloomfield, NM Rio Grande P/L Joint Venture 70% owned by HEP, 30% BP-Amoco Transports LPGs from West Texas to Mexico El Paso Tucson Alon Refinery Bloomfield Moriarty Albuquerque Navajo Refinery

Rio Grande Pipeline Joint venture that owns 249 miles of pipeline Delivers LPGs to northern Mexico markets Increased to a controlling interest of 70% in 2003 Completed reconditioning in 2003 to facilitate expansion Long-term contract with BP as shipper BP owns the remaining 30% of the partnership BP guarantees a minimum average of 16,500 bpd for the duration of the agreement (through 2007)

Southwest Terminals 5 terminals with aggregate storage capacity of 1,129,000 bbls Terminals integral to HEP's pipeline system Terminals also linked to multiple common carriers Recent construction at Moriarty and Bloomfield terminals allows increased volume and additional products to be shipped to New Mexico markets El Paso Tucson Alon Refinery Bloomfield Moriarty Albuquerque Navajo Refinery

Northwest Terminals 4 terminals with aggregate storage capacity of 634,000 bbls Serve Holly Corp's Woods Cross Refinery and other third party shippers Linked by third party pipelines 3 terminals acquired in 2003 as part of Holly Corp's growth initiative Mountain Home is the only terminal that supplies Mountain Home Air Force base

Stable Cash Flows 94% of HEP's revenues comes from long-term contracts 15-year agreement with Holly Corp & Alon USA (on newly acquired Alon assets) Minimum revenue commitment of $35.4 million from Holly Corp Alon USA has leased 20,000 bpd of capacity in the "8-12-8" pipeline from Orla to El Paso, Texas from HEP under three separate long-term leases (on pre-existing pipeline lease) BP contract at Rio Grande pipeline requiring BP to ship a minimum average of 16,500 bpd

Stable Cash Flows Approximately $71 million of HEP revenue is subject to long-term contracts:

Serving Above Average Population Growth Markets Arizona and Texas El Paso is gateway to finished products markets in Tucson and Phoenix Substantial increase in product volumes shipped to El Paso since 1995 West Coast unlikely to produce excess products due to MTBE ban Alon assets increase HEP's footprint in north-central and West Texas Northern New Mexico Strong growth in Northern New Mexico market / Albuquerque-Santa Fe markets Bloomfield/'4-Corners' terminal provides access to Colorado and Utah markets Northern Mexico Solid growth in Northern Mexico market Limited infrastructure in Mexico for Pemex to supply Northern sections

Strategic Relationship with Holly Corporation HOC is an independent petroleum refiner and marketer that produces high value light products (gasoline,diesel fuel and jet fuel) Operations are focused on niche refining, transportation and marketing with assets located in high value markets in the Southwest and Rocky Mountains Over $2 billion in annual revenues Currently owns 48% of HEP, 2% GP Interest and 46% LP Interest in the form of 7 million Subordinated Units

HEP's assets integral to Holly Corp's refineries, and HEP is a key part of Holly Corp's growth strategy going forward HEP is a consolidated subsidiary of Holly Corp 5-year subordination period on 7.0 million units with no early conversion 15-year Minimum Revenue Commitment At least $35.4 million of revenue in the first year, adjusted annually at a rate equal to the percentage change in the PPI Minimum revenue commitment applies to the assets initially acquired from Holly Holly Corp's obligations may be reduced or cancelled in certain circumstances The agreement will not terminate if Holly Corp disposes of the GP Strategic Relationship with Holly Corp

Experienced Management Team 15 years operating Holly Corporation's pipeline assets Average 20 years of industry experience Completed several internal expansions and acquisitions in recent years Three independent directors constitute audit, conflicts, and compensation committees

HEP's Visible Growth Strategies Future organic growth All contractual revenues increase at PPI Further expansion of refinery capacity Holly Corp's entrance into new markets New pipeline extensions north into Colorado/Utah region Growth through acquisitions based on strategic relationship with Holly HEP has a three-year option to purchase two intermediate product pipelines from Holly Corp Right to purchase logistics assets (valued at greater than $5 million) that are part of a Holly acquisition Holly Corp has financial flexibility to pursue growth acquisitions Acquisitions of unrelated pipeline and terminal assets in high growth areas

Key Investment Highlights Well maintained assets serving high growth markets Stable base of revenue with long-term fee based commitments No commodity risk / stable operations --Won't take any --Stable operating cost structure Disciplined growth strategy Conservative financial structure --Growth with mix of debt & equity

Holly Energy Partners, L.P. (HEP) Question period from audience Holly Energy Partners, L.P. 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555